                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                November 14, 2001
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
     (as Depositor with respect to the issuance of Sequoia Mortgage Trust 5,
                         Collateralized Mortgage Bonds)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



               Delaware                                    333-22681                          91-1771827
               --------                                    ---------                          ----------
(State or Other Jurisdiction of Incorporation)      (Commission File Number)     (I.R.S. Employer Identification No.)

                         591 Redwood Highway, Suite 3120
                              Mill Valley, CA 94941
                      ------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 389-7373
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS

            On October 1, 2001, Sequoia Mortgage Trust 5 (the "Issuer") and Bankers Trust Company of California, N.A. (the "Indenture Trustee") entered into an indenture (the "Indenture"), pursuant to which the Sequoia Mortgage Trust 5 Collateralized Mortgage Bonds were issued. The Indenture, with accompanying Exhibits, is annexed hereto as Exhibit 99.1.

Item 7(c).  Exhibits
            --------
            99.1 Indenture between Sequoia Mortgage Trust 5 and Bankers Trust Company of California, N.A., dated as of October 1, 2001.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2001



                                      SEQUOIA MORTGAGE FUNDING
                                      CORPORATION

                                       By: /s/ Harold F. Zagunis
                                           -------------------------------------
                                           Harold F. Zagunis
                                           Secretary

                                  EXHIBIT INDEX

Exhibit Number                                                                     Page Number
--------------                                                                     -----------
99.1    Indenture between Sequoia Mortgage Trust 5 and Bankers Trust Company
        of California, N.A., dated as of October 1, 2001...........................    5